Exhibit (e.2)

Distribution Agreement

Exhibit A

Index Series

iShares Trust

iShares 0-5 Year High Yield Corporate Bond ETF

iShares 0-5 Year Investment Grade Corporate Bond ETF

iShares 0-5 Year TIPS Bond ETF (formerly known as iShares Barclays 0-5 Year TIPS Bond Fund)

iShares 1-3 Year Credit Bond ETF (formerly known as iShares Barclays 1-3 Year Credit Bond Fund)

iShares 1-3 Year International Treasury Bond ETF (formerly known as iShares S&P/Citigroup 1-3 Year International Treasury Bond Fund)

iShares 1-3 Year Treasury Bond ETF (formerly known as iShares Barclays 1-3 Year Treasury Bond Fund)

iShares 3-7 Year Treasury Bond ETF (formerly known as iShares Barclays 3-7 Year Treasury Bond Fund)

iShares 7-10 Year Treasury Bond ETF (formerly known as iShares Barclays 7-10 Year Treasury Bond Fund)

iShares 10+ Year Credit Bond ETF (formerly known as iShares 10+ Year Credit Bond Fund)

iShares 10-20 Year Treasury Bond ETF (formerly known as iShares Barclays 10-20 Year Treasury Bond Fund)

iShares 20+ Year Treasury Bond ETF (formerly known as iShares Barclays 20+ Year Treasury Bond Fund)

iShares 2014 AMT-Free Muni Term ETF (formerly known as iShares 2014 S&P AMT-Free Municipal Series)

iShares 2015 AMT-Free Muni Term ETF (formerly known as iShares 2015 S&P AMT-Free Municipal Series)

iShares 2016 AMT-Free Muni Term ETF (formerly known as iShares 2016 S&P AMT-Free Municipal Series)

iShares 2017 AMT-Free Muni Term ETF (formerly known as iShares 2017 S&P AMT-Free Municipal Series)

iShares 2018 AMT-Free Muni Term ETF (formerly known as iShares 2018 S&P AMT-Free Municipal Series)

iShares 2019 AMT-Free Muni Term ETF (formerly known as iShares 2019 S&P AMT-Free Municipal Series)

iShares Aaa - A Rated Corporate Bond ETF (formerly known as iShares Aaa – A Rated Corporate Bond Fund)

iShares Agency Bond ETF (formerly known as iShares Barclays Agency Bond Fund)

iShares Aggressive Allocation ETF (formerly known as iShares S&P Aggressive Allocation Fund)

iShares Asia 50 ETF (formerly known as iShares S&P Asia 50 Index Fund)

iShares Asia Developed Real Estate ETF (formerly known as iShares FTSE EPRA/NAREIT Developed Asia Index Fund)

iShares B - Ca Rated Corporate Bond ETF (formerly known as iShares B – Ca Rated Corporate Bond Fund)

iShares Baa - Ba Rated Corporate Bond ETF (formerly known as iShares Baa – Ba Rated Corporate Bond Fund)

iShares California AMT-Free Muni Bond ETF (formerly known as iShares S&P California AMT-Free Municipal Bond Fund)

iShares China Large-Cap ETF (formerly known as iShares FTSE China 25 Index Fund)

iShares CMBS ETF (formerly known as iShares Barclays CMBS Bond Fund)

iShares Cohen & Steers REIT ETF (formerly known as iShares Cohen & Steers Realty Majors Index Fund)

iShares Conservative Allocation ETF (formerly known as iShares S&P Conservative Allocation Fund)

iShares Core Long-Term U.S. Bond ETF (formerly known as iShares 10+ Year Government/Credit Bond Fund)

iShares Core MSCI EAFE ETF

iShares Core MSCI Total International Stock ETF

iShares Core S&P 500 ETF (formerly known as iShares S&P 500 Index Fund)

Distribution Agreement

Exhibit A (continued)

Index Series

iShares Core S&P Mid-Cap ETF (formerly known as iShares S&P MidCap 400 Index Fund)

iShares Core S&P Small-Cap ETF (formerly known as iShares S&P SmallCap 600 Index Fund)

iShares Core S&P Total U.S. Stock Market ETF (formerly known as iShares S&P 1500 Index Fund)

iShares Core Short-Term U.S. Bond ETF

iShares Core Total U.S. Bond Market ETF (formerly known as iShares Barclays Aggregate Bond Fund)

iShares Credit Bond ETF (formerly known as iShares Barclays Credit Bond Fund)

iShares Currency Hedged MSCI EAFE ETF

iShares Currency Hedged MSCI Germany ETF

iShares Currency Hedged MSCI Japan ETF

iShares Developed Small-Cap ex North America ETF (formerly known as iShares FTSE Developed Small Cap ex-North America Index Fund)

iShares Dow Jones U.S. ETF (formerly known as iShares Dow Jones U.S. Index Fund)

iShares Emerging Markets Infrastructure ETF (formerly known as iShares S&P Emerging Markets Infrastructure Index Fund)

iShares Europe Developed Real Estate ETF (formerly known as iShares FTSE EPRA/NAREIT Developed Europe Index Fund)

iShares Europe ETF (formerly known as iShares S&P Europe 350 Index Fund)

iShares Financials Bond ETF (formerly known as iShares Financials Sector Bond Fund)

iShares Floating Rate Bond ETF (formerly known as iShares Floating Rate Note Fund)

iShares FTSE China ETF (formerly known as iShares FTSE China (HK Listed) Index Fund)

iShares Global 100 ETF (formerly known as iShares S&P Global 100 Index Fund)

iShares Global Clean Energy ETF (formerly known as iShares S&P Global Clean Energy Index Fund)

iShares Global Consumer Discretionary ETF (formerly known as iShares S&P Global Consumer Discretionary Sector Index Fund)

iShares Global Consumer Staples ETF (formerly known as iShares S&P Global Consumer Staples Sector Index Fund)

iShares Global Energy ETF (formerly known as iShares S&P Global Energy Sector Index Fund)

iShares Global Financials ETF (formerly known as iShares S&P Global Financials Sector Index Fund)

iShares Global Healthcare ETF (formerly known as iShares S&P Global Healthcare Sector Index Fund)

iShares Global Industrials ETF (formerly known as iShares S&P Global Industrials Sector Index Fund)

iShares Global Inflation-Linked Bond ETF (formerly known as iShares Global Inflation-Linked Bond Fund)

iShares Global Infrastructure ETF (formerly known as iShares S&P Global Infrastructure Index Fund)

iShares Global Materials ETF (formerly known as iShares S&P Global Materials Sector Index Fund)

iShares Global Nuclear Energy ETF (formerly known as iShares S&P Global Nuclear Energy Index Fund)

iShares Global Tech ETF (formerly known as iShares S&P Global Technology Sector Index Fund)

iShares Global Telecom ETF (formerly known as iShares S&P Global Telecommunications Sector Index Fund)

iShares Global Timber & Forestry ETF (formerly known as iShares S&P Global Timber & Forestry Index Fund)

iShares Global Utilities ETF (formerly known as iShares S&P Global Utilities Sector Index Fund)

iShares GNMA Bond ETF (formerly known as iShares Barclays GNMA Bond Fund)

iShares Government/Credit Bond ETF (formerly known as iShares Barclays Government/Credit Bond Fund)

iShares Growth Allocation ETF (formerly known as iShares S&P Growth Allocation Fund)

iShares High Dividend ETF (formerly known as iShares High Dividend Equity Fund)

iShares Human Rights ETF (formerly known as iShares Human Rights Index Fund)

iShares iBoxx $ High Yield Corporate Bond ETF (formerly known as iShares iBoxx $ High Yield Corporate Bond Fund)

iShares iBoxx $ Investment Grade Corporate Bond ETF (formerly known as iShares iBoxx $ Investment Grade Corporate Bond Fund)

iShares India 50 ETF (formerly known as iShares S&P India Nifty 50 Index Fund)

Distribution Agreement

Exhibit A (continued)

Index Series

iShares Industrial/Office Real Estate Capped ETF (formerly known as iShares FTSE NAREIT Industrial/Office Capped Index Fund)

iShares Industrials Bond ETF (formerly known as iShares Industrials Sector Bond Fund)

iShares Intermediate Credit Bond ETF (formerly known as iShares Barclays Intermediate Credit Bond Fund)

iShares Intermediate Government/Credit Bond ETF (formerly known as iShares Barclays Intermediate Government/Credit Bond Fund)

iShares International Developed Property ETF (formerly known as iShares S&P Developed ex-U.S. Property Index Fund)

iShares International Developed Real Estate ETF (formerly known as iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund)

iShares International Inflation-Linked Bond ETF (formerly known as iShares International Inflation-Linked Bond Fund)

iShares International Preferred Stock ETF (formerly known as iShares S&P International Preferred Stock Index Fund)

iShares International Select Dividend ETF (formerly known as iShares Dow Jones International Select Dividend Index Fund)

iShares International Treasury Bond ETF (formerly known as iShares S&P/Citigroup International Treasury Bond Fund)

iShares Japan Large-Cap ETF (formerly known as iShares S&P/TOPIX 150 Index Fund)

iShares J.P. Morgan USD Emerging Markets Bond ETF (formerly known as iShares J.P. Morgan USD Emerging Markets Bond Fund)

iShares Latin America 40 ETF (formerly known as iShares S&P Latin America 40 Index Fund)

iShares MBS ETF (formerly known as iShares Barclays MBS Bond Fund)

iShares Micro-Cap ETF (formerly known as iShares Russell Microcap Index Fund)

iShares Moderate Allocation ETF (formerly known as iShares S&P Moderate Allocation Fund)

iShares Morningstar Large-Cap ETF (formerly known as iShares Morningstar Large Core Index Fund)

iShares Morningstar Large-Cap Growth ETF (formerly known as iShares Morningstar Large Growth Index Fund)

iShares Morningstar Large-Cap Value ETF (formerly known as iShares Morningstar Large Value Index Fund)

iShares Morningstar Mid-Cap ETF (formerly known as iShares Morningstar Mid Core Index Fund)

iShares Morningstar Mid-Cap Growth ETF (formerly known as iShares Morningstar Mid Growth Index Fund)

iShares Morningstar Mid-Cap Value ETF (formerly known as iShares Morningstar Mid Value Index Fund)

iShares Morningstar Multi-Asset Income ETF (formerly known as iShares Morningstar Multi-Asset Income Index Fund)

iShares Morningstar Small-Cap ETF (formerly known as iShares Morningstar Small Core Index Fund)

iShares Morningstar Small-Cap Growth ETF (formerly known as iShares Morningstar Small Growth Index Fund)

iShares Morningstar Small-Cap Value ETF (formerly known as iShares Morningstar Small Value Index Fund)

iShares Mortgage Real Estate Capped ETF (formerly known as iShares FTSE NAREIT Mortgage Plus Capped Index Fund)

iShares MSCI ACWI ETF (formerly known as iShares MSCI ACWI Index Fund)

iShares MSCI ACWI ex U.S. Consumer Discretionary ETF (formerly known as iShares MSCI ACWI ex US Consumer Discretionary Sector Index Fund)

iShares MSCI ACWI ex U.S. Consumer Staples ETF (formerly known as iShares MSCI ACWI ex US Consumer Staples Sector Index Fund)

iShares MSCI ACWI ex U.S. Energy ETF (formerly known as iShares MSCI ACWI ex US Energy Sector Index Fund)

iShares MSCI ACWI ex U.S. ETF (formerly known as iShares MSCI ACWI ex US Index Fund)

iShares MSCI ACWI ex U.S. Financials ETF (formerly known as iShares MSCI ACWI ex US Financials Sector Index Fund)

Distribution Agreement

Exhibit A (continued)

Index Series

iShares MSCI ACWI ex U.S. Healthcare ETF (formerly known as iShares MSCI ACWI ex US Health Care Sector Index Fund)

iShares MSCI ACWI ex U.S. Industrials ETF (formerly known as iShares MSCI ACWI ex US Industrials Sector Index Fund)

iShares MSCI ACWI ex U.S. Information Technology ETF (formerly known as iShares MSCI ACWI ex US Information Technology Sector Index Fund)

iShares MSCI ACWI ex U.S. Materials ETF (formerly known as iShares MSCI ACWI ex US Materials Sector Index Fund)

iShares MSCI ACWI ex U.S. Telecommunication Services ETF (formerly known as iShares MSCI ACWI ex US Telecommunication Services Sector Index Fund)

iShares MSCI ACWI ex U.S. Utilities ETF (formerly known as iShares MSCI ACWI ex US Utilities Sector Index Fund)

iShares MSCI All Country Asia ex Japan ETF (formerly known as iShares MSCI All Country Asia ex Japan Index Fund)

iShares MSCI All Country Asia ex Japan Small-Cap ETF (formerly known as iShares MSCI All Country Asia ex Japan Small Cap Index Fund)

iShares MSCI All Country Asia Information Technology ETF (formerly known as iShares MSCI All Country Asia Information Technology Index Fund)

iShares MSCI All Peru Capped ETF (formerly known as iShares MSCI All Peru Capped Index Fund)

iShares MSCI Australia Small-Cap ETF (formerly known as iShares MSCI Australia Small Cap Index Fund)

iShares MSCI Brazil Small-Cap ETF (formerly known as iShares MSCI Brazil Small Cap Index Fund)

iShares MSCI Canada Small-Cap ETF (formerly known as iShares MSCI Canada Small Cap Index Fund)

iShares MSCI China ETF (formerly known as iShares MSCI China Index Fund)

iShares MSCI China Small-Cap ETF (formerly known as iShares MSCI China Small Cap Index Fund)

iShares MSCI Denmark Capped ETF (formerly known as iShares MSCI Denmark Capped Investable Market Index Fund)

iShares MSCI EAFE ETF (formerly known as iShares MSCI EAFE Index Fund)

iShares MSCI EAFE Growth ETF (formerly known as iShares MSCI EAFE Growth Index Fund)

iShares MSCI EAFE Minimum Volatility ETF (formerly known as iShares MSCI EAFE Minimum Volatility Index Fund)

iShares MSCI EAFE Small-Cap ETF (formerly known as iShares MSCI EAFE Small Cap Index Fund)

iShares MSCI EAFE Value ETF (formerly known as iShares MSCI EAFE Value Index Fund)

iShares MSCI Emerging Markets Financials ETF (formerly known as iShares MSCI Emerging Markets Financials Sector Index Fund)

iShares MSCI Emerging Markets Latin America ETF (formerly known as iShares MSCI Emerging Markets Latin America Index Fund)

iShares MSCI Emerging Markets Materials ETF (formerly known as iShares MSCI Emerging Markets Materials Sector Index Fund)

iShares MSCI Europe Financials ETF (formerly known as iShares MSCI Europe Financials Sector Index Fund)

iShares MSCI Far East Financials ETF (formerly known as iShares MSCI Far East Financials Sector Index Fund)

iShares MSCI Finland Capped ETF (formerly known as iShares MSCI Finland Capped Investable Market Index Fund)

iShares MSCI Germany Small-Cap ETF (formerly known as iShares MSCI Germany Small Cap Index Fund)

iShares MSCI Hong Kong Small-Cap ETF (formerly known as iShares MSCI Hong Kong Small Cap Index Fund)

iShares MSCI India ETF (formerly known as iShares MSCI India Index Fund)

iShares MSCI India Small-Cap ETF (formerly known as iShares MSCI India Small Cap Index Fund)

iShares MSCI Indonesia ETF (formerly known as iShares MSCI Indonesia Investable Market Index Fund)

Distribution Agreement

Exhibit A (continued)

Index Series

iShares MSCI Ireland Capped ETF (formerly known as iShares MSCI Ireland Capped Investable Market Index Fund)

iShares MSCI KLD 400 Social ETF (formerly known as iShares MSCI KLD 400 Social Index Fund)

iShares MSCI Kokusai ETF (formerly known as iShares MSCI Kokusai Index Fund)

iShares MSCI New Zealand Capped ETF (formerly known as iShares MSCI New Zealand Capped Investable Market Index Fund)

iShares MSCI Norway Capped ETF (formerly known as iShares MSCI Norway Capped Investable Market Index Fund)

iShares MSCI Philippines ETF (formerly known as iShares MSCI Philippines Investable Market Index Fund)

iShares MSCI Poland Capped ETF (formerly known as iShares MSCI Poland Capped Investable Market Index Fund)

iShares MSCI Singapore Small-Cap ETF (formerly known as iShares MSCI Singapore Small Cap Index Fund)

iShares MSCI South Korea Small-Cap ETF (formerly known as iShares MSCI South Korea Small Cap Index Fund)

iShares MSCI Taiwan Small-Cap ETF (formerly known as iShares MSCI Taiwan Small Cap Index Fund)

iShares MSCI United Kingdom Small-Cap ETF (formerly known as iShares MSCI United Kingdom Small Cap Index Fund)

iShares MSCI USA ESG Select ETF (formerly known as iShares MSCI USA ESG Select Social Index Fund)

iShares MSCI USA Minimum Volatility ETF (formerly known as iShares MSCI USA Minimum Volatility Index Fund)

iShares MSCI USA Momentum Factor ETF

iShares MSCI USA Quality Factor ETF

iShares MSCI USA Size Factor ETF

iShares MSCI USA Value Factor ETF

iShares Nasdaq Biotechnology ETF (formerly known as iShares Nasdaq Biotechnology Index Fund)

iShares National AMT-Free Muni Bond ETF (formerly known as iShares S&P National AMT-Free Municipal Bond Fund)

iShares New York AMT-Free Muni Bond ETF (formerly known as iShares S&P New York AMT-Free Municipal Bond Fund)

iShares North America Real Estate ETF (formerly known as iShares FTSE EPRA/NAREIT North America Index Fund)

iShares North American Natural Resources ETF (formerly known as iShares S&P North American Natural Resources Sector Index Fund)

iShares North American Tech ETF (formerly known as iShares S&P North American Technology Sector Index Fund)

iShares North American Tech-Multimedia Networking ETF (formerly known as iShares S&P North American Technology-Multimedia Networking Index Fund)

iShares North American Tech-Software ETF (formerly known as iShares S&P North American Technology-Software Index Fund)

iShares NYSE 100 ETF (formerly known as iShares NYSE 100 Index Fund)

iShares NYSE Composite ETF (formerly known as iShares NYSE Composite Index Fund)

iShares PHLX Semiconductor ETF (formerly known as iShares PHLX SOX Semiconductor Sector Index Fund)

iShares Real Estate 50 ETF (formerly known as iShares FTSE NAREIT Real Estate 50 Index Fund)

iShares Residential Real Estate Capped ETF (formerly known as iShares FTSE NAREIT Residential Plus Capped Index Fund)

iShares Retail Real Estate Capped ETF (formerly known as iShares FTSE NAREIT Retail Capped Index Fund)

iShares Russell 1000 ETF (formerly known as iShares Russell 1000 Index Fund)

iShares Russell 1000 Growth ETF (formerly known as iShares Russell 1000 Growth Index Fund)

iShares Russell 1000 Value ETF (formerly known as iShares Russell 1000 Value Index Fund)

Distribution Agreement

Exhibit A (continued)

Index Series

iShares Russell 2000 ETF (formerly known as iShares Russell 2000 Index Fund)

iShares Russell 2000 Growth ETF (formerly known as iShares Russell 2000 Growth Index Fund)

iShares Russell 2000 Value ETF (formerly known as iShares Russell 2000 Value Index Fund)

iShares Russell 3000 ETF (formerly known as iShares Russell 3000 Index Fund)

iShares Russell 3000 Growth ETF (formerly known as iShares Russell 3000 Growth Index Fund)

iShares Russell 3000 Value ETF (formerly known as iShares Russell 3000 Value Index Fund)

iShares Russell Mid-Cap ETF (formerly known as iShares Russell Midcap Index Fund)

iShares Russell Mid-Cap Growth ETF (formerly known as iShares Russell Midcap Growth Index Fund)

iShares Russell Mid-Cap Value ETF (formerly known as iShares Russell Midcap Value Index Fund)

iShares Russell Top 200 ETF (formerly known as iShares Russell Top 200 Index Fund)

iShares Russell Top 200 Growth ETF (formerly known as iShares Russell Top 200 Growth Index Fund)

iShares Russell Top 200 Value ETF (formerly known as iShares Russell Top 200 Value Index Fund)

iShares S&P 100 ETF (formerly known as iShares S&P 100 Index Fund)

iShares S&P 500 Growth ETF (formerly known as iShares S&P 500 Growth Index Fund)

iShares S&P 500 Value ETF (formerly known as iShares S&P 500 Value Index Fund)

iShares S&P Mid-Cap 400 Growth ETF (formerly known as iShares S&P MidCap 400 Growth Index Fund)

iShares S&P Mid-Cap 400 Value ETF (formerly known as iShares S&P MidCap 400 Value Index Fund)

iShares S&P Small-Cap 600 Growth ETF (formerly known as iShares S&P SmallCap 600 Growth Index Fund)

iShares S&P Small-Cap 600 Value ETF (formerly known as iShares S&P SmallCap 600 Value Index Fund)

iShares Select Dividend ETF (formerly known as iShares Dow Jones Select Dividend Index Fund)

iShares Short Treasury Bond ETF (formerly known as iShares Barclays Short Treasury Bond Fund)

iShares Short-Term National AMT-Free Muni Bond ETF (formerly known as iShares S&P Short Term National AMT-Free Municipal Bond Fund)

iShares Target Date 2010 ETF (formerly known as iShares S&P Target Date 2010 Index Fund)

iShares Target Date 2015 ETF (formerly known as iShares S&P Target Date 2015 Index Fund)

iShares Target Date 2020 ETF (formerly known as iShares S&P Target Date 2020 Index Fund)

iShares Target Date 2025 ETF (formerly known as iShares S&P Target Date 2025 Index Fund)

iShares Target Date 2030 ETF (formerly known as iShares S&P Target Date 2030 Index Fund)

iShares Target Date 2035 ETF (formerly known as iShares S&P Target Date 2035 Index Fund)

iShares Target Date 2040 ETF (formerly known as iShares S&P Target Date 2040 Index Fund)

iShares Target Date 2045 ETF (formerly known as iShares S&P Target Date 2045 Index Fund)

iShares Target Date 2050 ETF (formerly known as iShares S&P Target Date 2050 Index Fund)

iShares Target Date Retirement Income ETF (formerly known as iShares S&P Target Date Retirement Income Index Fund)

iShares TIPS Bond ETF (formerly known as iShares Barclays TIPS Bond Fund)

iShares Transportation Average ETF (formerly known as iShares Dow Jones Transportation Average Index Fund)

iShares Treasury Floating Rate Bond ETF

iShares U.S. Aerospace & Defense ETF (formerly known as iShares Dow Jones U.S. Aerospace & Defense Index Fund)

iShares U.S. Basic Materials ETF (formerly known as iShares Dow Jones U.S. Basic Materials Sector Index Fund)

iShares U.S. Broker-Dealers ETF (formerly known as iShares Dow Jones U.S. Broker-Dealers Index Fund)

iShares U.S. Consumer Goods ETF (formerly known as iShares Dow Jones U.S. Consumer Goods Sector Index Fund)

iShares U.S. Consumer Services ETF (formerly known as iShares Dow Jones U.S. Consumer Services Sector Index Fund)

Distribution Agreement

Exhibit A (continued)

Index Series

iShares U.S. Energy ETF (formerly known as iShares Dow Jones U.S. Energy Sector Index Fund)

iShares U.S. Financial Services ETF (formerly known as iShares Dow Jones U.S. Financial Services Index Fund)

iShares U.S. Financials ETF (formerly known as iShares Dow Jones U.S. Financial Sector Index Fund)

iShares U.S. Healthcare ETF (formerly known as iShares Dow Jones U.S. Healthcare Sector Index Fund)

iShares U.S. Healthcare Providers ETF (formerly known as iShares Dow Jones U.S. Healthcare Providers Index Fund)

iShares U.S. Home Construction ETF (formerly known as iShares Dow Jones U.S. Home Construction Index Fund)

iShares U.S. Industrials ETF (formerly known as iShares Dow Jones U.S. Industrial Sector Index Fund)

iShares U.S. Insurance ETF (formerly known as iShares Dow Jones U.S. Insurance Index Fund)

iShares U.S. Medical Devices ETF (formerly known as iShares Dow Jones U.S. Medical Devices Index Fund)

iShares U.S. Oil & Gas Exploration & Production ETF (formerly known as iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund)

iShares U.S. Oil Equipment & Services ETF (formerly known as iShares Dow Jones U.S. Oil Equipment & Services Index Fund)

iShares U.S. Pharmaceuticals ETF (formerly known as iShares Dow Jones U.S. Pharmaceuticals Index Fund)

iShares U.S. Preferred Stock ETF (formerly known as iShares S&P U.S. Preferred Stock Index Fund)

iShares U.S. Real Estate ETF (formerly known as iShares Dow Jones U.S. Real Estate Index Fund)

iShares U.S. Regional Banks ETF (formerly known as iShares Dow Jones U.S. Regional Banks Index Fund)

iShares U.S. Technology ETF (formerly known as iShares Dow Jones U.S. Technology Sector Index Fund)

iShares U.S. Telecommunications ETF (formerly known as iShares Dow Jones U.S. Telecommunications Sector Index Fund)

iShares U.S. Treasury Bond ETF (formerly known as iShares Barclays U.S. Treasury Bond Fund)

iShares U.S. Utilities ETF (formerly known as iShares Dow Jones U.S. Utilities Sector Index Fund)

iShares Utilities Bond ETF (formerly known as iShares Utilities Sector Bond Fund)

iSharesBond 2016 Corporate ex-Financials Term ETF (formerly known as iShares 2016 Investment Grade Corporate Bond ETF)

iSharesBond 2018 Corporate ex-Financials Term ETF (formerly known as iShares 2018 Investment Grade Corporate Bond ETF)

iSharesBond 2020 Corporate ex-Financials Term ETF (formerly known as iShares 2020 Investment Grade Corporate Bond ETF)

iSharesBond 2023 Corporate ex-Financials Term ETF (formerly known as iShares 2023 Investment Grade Corporate Bond ETF)

iSharesBond 2016 Corporate Term ETF

iSharesBond 2018 Corporate Term ETF

iSharesBond 2020 Corporate Term ETF

iSharesBond 2023 Corporate Term ETF

Amended and Approved by the Board of Trustees of iShares Trust on December 4-5, 2013.